Ultra Series Fund
Supplement Dated July 28, 2016
This Supplement amends the Prospectus dated May 1, 2016 and the Statement of Additional Information of the Ultra Series Fund dated May 1, 2016, as supplemented May 25, 2016.

International Stock Fund

The International Stock Fund (the “Fund”), which is a series of the Ultra Series Fund (the “Trust”), is managed using a “manager of managers” approach whereby the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), may manage some or all of the Fund’s assets and may allocate some or all of the Fund’s assets among one or more specialist subadvisers. Madison selects subadvisers for the Fund based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style.

At a meeting held on July 27, 2016, Madison recommended to the Board of Trustees of the Fund that the Fund’s current subadviser, NorthRoad Capital Management LLC (“NorthRoad”), be replaced by Lazard Asset Management LLC (“Lazard”). Effective on or about September 30, 2016, Madison will terminate its investment sub-advisory agreement with NorthRoad with respect to the Fund and will enter into a new investment sub-advisory agreement with Lazard with respect to the Fund.

An information statement will be mailed to Fund shareholders to provide certain information about the new subadviser and the terms of the new sub-advisory agreement.

Please keep this Supplement with your records.